Long-Term Debt	6 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
Long-Term Debt

6. Long-Term Debt:

The amounts shown in the consolidated condensed balance sheets are analyzed as follows:

		Period/ Year Ended
Debt instruments	Borrowers-Issuers	June 30, 2021	December 31, 2020

$675 Million Credit Facility	Fareastern Shipping Limited, Pegasus Shipholding S.A., Lance Shipping S.A., Seacrown Maritime Ltd., Navajo Marine Limited, Solana Holding Ltd.	591,000	615,000
Total debt		$591,000	$615,000
Less deferred financing fees		(6,157)	(7,319)
Total debt, net of deferred finance costs		$584,843	$607,681
Less current portion, net of deferred financing fees		$(45,830)	$(45,715)

Long-term debt, net of current portion and deferred financing fees		$539,013	$561,966

6. Long-Term Debt (continued):

$675 Million Senior Secured Term Loan Facility ($675 Million Credit Facility)

On September 18, 2019, Fareastern Shipping Limited, Pegasus Shipholding S.A., Lance Shipping S.A., Seacrown Maritime Ltd., Navajo Marine Limited and Solana Holding Ltd., wholly owned by the Partnership, as co-borrowers, entered into a syndicated $675.0 million senior secured term loan, the $675 Million Credit Facility, with leading international banks. On September 25, 2019, the amount of $675.0 million was drawn under the $675 Million Credit Facility and the Partnership repaid in full the indebtedness outstanding under the $480 Million Senior Secured Term Loan Facility of $470.4 million; and on October 30, 2019, the remaining amount of $204.6 million plus cash on hand was used to repay the $250 Million Senior Unsecured Notes due 2019.

The $675 Million Credit Facility bears interest at U.S. LIBOR (in case LIBOR is less than zero, LIBOR shall be deemed to be zero) plus 3.00% margin and is secured by, among other things, first priority mortgages on the six LNG vessels in the Partnership's fleet. The $675 Million Credit Facility is repayable over five years in 20 consecutive quarterly payments plus a balloon payment in the fifth year.

The $675 Million Credit Facility contains financial covenants that require the Partnership to:

•	meet a specified minimum ratio of Cash and Cash Equivalents to Total Liabilities;
•	meet a specified maximum ratio of Total Liabilities to the Market Value Adjusted Total Assets; and
•	maintain a minimum liquidity of $50.0 million in a restricted Cash Collateral Account.

The $675 Million Credit Facility restricts the Partnership from declaring or making any distributions to its common unit-holders while borrowings are outstanding. Scheduled distributions to the preferred unit-holders under the existing Series A Preferred Units and Series B Preferred Units are not restricted provided there is no event of default while the $675 Million Credit Facility remains outstanding.

As of June 30, 2021, the Partnership was in compliance with all financial covenants prescribed in its $675 Million Credit Facility.

The annual principal payments for the Partnership’s outstanding $675 Million Credit Facility as at June 30, 2021, required to be made after the balance sheet date were as follows:

Year ending June 30,	Amount
2022	$48,000
2023	48,000
2024	48,000
Thereafter	447,000
Total long-term debt	$591,000

6. Long-Term Debt (continued):

The weighted average interest rate on the Partnership’s long-term debt for the six month periods ended June 30, 2021 and 2020 was 3.1% and 4.2%, respectively.

Total interest incurred on long-term debt for the six month periods ended June 30, 2021 and 2020, amounted to $9,531 and $13,939 respectively, and is included in Interest and finance costs (Note 12) in the accompanying unaudited interim condensed consolidated statements of income.